Bunge to Acquire 70% Ownership Interest in
IOI Loders Croklaan to Create a
Leading Solutions Provider in B2B Oils

•	Creates Comprehensive Product Offering with Enhanced Solutions for Customers

•	Combines Leading Innovation and Application Capabilities Worldwide

•	Significantly Accelerates Growth of Value-Added Oils Business

•	Immediately Accretive to Cash Earnings

•	Builds on Clear Commitments to Sustainability

White Plains, NY – September 12, 2017 – Bunge Limited (NYSE:BG) (“Bunge” or “the Company”), a leading global agribusiness and food company, today announced that it has entered into a definitive agreement to acquire a 70% ownership interest in IOI Loders Croklaan (“Loders”) from IOI Corporation Berhad (“IOI”) (KLSE:IOICORP) for $9461 million, comprising €297 million and $595 million in cash. The transaction expands Bunge’s value-added capabilities, reach and scale across core geographies to establish Bunge as a global leader in B2B oil solutions. Following the completion of the transaction, Bunge’s enhanced product offering will further support the growth of its customers around the world.

Loders is an established leader in the growing $33 billion semi-specialty and specialty B2B oils market. Its portfolio includes the full range of palm and tropical oil-derived products with strength in confectionery, bakery and infant nutrition applications. Loders serves global food industry customers in more than 100 countries around the world and reported fiscal year 2016 revenues of $1.6 billion.

Soren Schroder, Bunge’s Chief Executive Officer, said, “This is a compelling transaction for Bunge. It delivers on our stated objective to expand our value-added business by accelerating our growth in B2B semi-specialty and specialty oils. Together with Loders, we will have a comprehensive product offering derived from seed and tropical oils, with leading innovation, application capabilities and sustainability programs. This complete seed and tropical oil portfolio will position Bunge to be a full service partner and uniquely able to help our customers innovate and grow for the future. We are excited about the benefits that this combination will create for Bunge’s shareholders, as well as for the employees, customers and business partners of our companies. The key capabilities that the talented employees of Loders bring in customer intimacy, market knowledge and application development will be a competitive advantage for the combined business. We look forward to welcoming the Loders team to Bunge.”

“We are delighted to join a company that shares our commitment to innovation, sustainability and superior service,” said Julian Veitch, Chief Executive Officer of Loders. “Together, we will be a leader in innovation with global applications capabilities, making us the supplier of choice to our customers. I also expect Loders employees to benefit as they become part of a larger, global organization. We look forward to working with the Bunge team to maximize the opportunities that this transaction creates.”

1 Based on exchange rate of 1.18 EUR/USD

Dato’ Lee Yeow Chor, Chief Executive Officer of IOI, stated, “From our discussions with Bunge about a potential partnership, we can see that Loders will benefit greatly from Bunge’s global asset footprint and expertise in seed oils sourcing and seed oil-based product offerings. IOI is excited about the opportunity to participate in the future growth of the combined Bunge and Loders business and to realize our shared ambition of forming a formidable global specialty edible oils player.”

Strategic and Financial Benefits

•
Creates Comprehensive Product Offering with Enhanced Solutions for Customers: The transaction combines Bunge’s vertically integrated upstream capabilities and existing oils portfolio, predominately based on seed oils, with Loders’ high-end specialty and semi-specialty products from tropical oils, including palm, coconut and shea. It enables Bunge to provide a comprehensive customer offering, from core products to specialties, for B2B customers in the food processing, industrial and artisanal bakery, confectionery, human nutrition and food service segments.

•
Combines Leading Innovation and Application Capabilities Worldwide: Loders is a recognized solutions provider with a substantial intellectual property portfolio of over 300 patents, with technical centers in Malaysia, the Netherlands and the United States. The combination will build upon these capabilities and continue developing a wide range of applications to meet customer and consumer needs.

•
Significantly Accelerates Growth of Value-Added Oils Business: In addition to strengthening Bunge’s Food & Ingredients business with a broader portfolio of value-added products, the transaction diversifies Bunge’s manufacturing and R&D network across core geographies. This includes establishing a stronger presence in fast-growing Southeast Asia. Bunge’s Food & Ingredients revenues in that region will be four times as large as they are today. Bunge will also have an enhanced footprint in Europe and North America. After closing, Loders will have exposure to new markets where Bunge has a strong presence, including Latin America and India.

•
Immediately Accretive to Cash Earnings: It is expected that Loders will generate $105 million of EBITDA in 2018 on a stand-alone basis, plus the transaction is expected to result in $15 million in cost synergies in year one. In year three, cost synergies are expected to total $45 million and revenue synergies are expected to be $35 million for a total of $80 million annually. Based on an enterprise value (“EV”) of $1.35 billion, the EV to 2018 EBITDA multiple is 12.9x, or 7.3x 2018 EBITDA when factoring in run-rate synergies. The transaction is expected to be accretive to earnings on a cash basis in the first 12 months post-closing, and by approximately 5% on a GAAP basis and approximately 7% on a cash basis by the end of year three. Cash accretion differs from the GAAP calculation by excluding $27 million of step-up amortization.[2] The expected $45 million of cost synergies will primarily result from optimizing the combined production network and supply chain, procurement and general and administrative efficiencies. The $35 million of revenue synergies are expected from cross-selling, global account development and providing a differentiated customer offering. See “Non-GAAP Financial Measures” elsewhere in this press release for more information.

2 The accretion metrics and EBITDA multiples exclude estimated transaction costs of ~$55 million.

•
Builds on Clear Commitments to Sustainability: Bunge and Loders are committed to sustainable sourcing, including zero-deforestation, zero peat conversion, protection of human rights, traceability and transparency. This transaction will combine leading policies, people, programs and partnerships from both companies. Bunge intends to continue its work as a member of The Forest Trust, increasing the sustainability of its supply chain and collaborating in projects that help advance industry performance. Following the close of the transaction, Bunge intends to base its palm oil sourcing on Loders’ policy.

Transaction Details and Financing

Upon completion of the transaction, Bunge will have a 70% controlling ownership interest in Loders. IOI will retain a 30% ownership interest and customary protective rights. As part of the transaction, for a period of five years after closing, Bunge will have the right to purchase the remaining interest in Loders from IOI, and IOI will have the right to sell its interest to Bunge.

The combined business will establish a five-member board of directors consisting of three Bunge representatives and two IOI representatives. As a major supplier of palm oil to the combined business, IOI will be a valued business partner of Bunge.

Loders will retain its brand and operate as part of Bunge’s Food & Ingredients business with key management team members expected to remain with the combined business.

Bunge has entered into a $900 million, unsecured, delayed draw, three-year term loan agreement with Sumitomo Mitsui Banking Corporation, which may be used to finance the acquisition. The terms of this loan are similar to those of Bunge’s existing credit facilities. The balance may be funded with cash on hand or borrowings under existing credit facilities. Bunge expects to maintain its investment grade credit rating.

Approvals and Closing Timeline

The transaction has been unanimously approved by the Boards of Directors of both Bunge and IOI. The transaction is expected to close in the next 12 months, subject to customary closing conditions, including receipt of required regulatory approvals and the approval of a majority of IOI shareholders.

Advisors

J.P. Morgan is acting as exclusive financial advisor to Bunge, and Shearman & Sterling is acting as legal counsel.

Conference Call and Webcast Details

Bunge’s management will host a conference call at 9:00 am ET today.

Additionally, a slide presentation to accompany the discussion of the transaction will be posted on www.bunge.com.

To listen to the call, please dial +1 (877) 883-0383. If you are located outside the United States or Canada, dial +1 (412) 902-6506. Please dial in five to 10 minutes before the scheduled start time. When prompted, enter confirmation code 5914191. The call will also be webcast live at www.bunge.com.

To access the webcast, go to “Webcasts and presentations” in the “Investors” section of the company’s website. Please go to the website at least 15 minutes prior to the call to register and download any necessary audio software.

A replay of the call will be available later in the day on September 12, 2017, continuing through October 12, 2017. To listen to it, please dial +1 (877) 344-7529 in the United States, +1 (855) 669-9658 in Canada, or +1 (412) 317-0088 in other locations. When prompted, enter confirmation code 10112110. A replay will also be available at “Past events” at “Webcasts and presentations” in the “Investors” section of the company’s website.

Website Information

We routinely post important information for investors on our website, www.bunge.com, in the “Investors” section. We may use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

About Bunge Limited

Bunge Limited (www.bunge.com, NYSE: BG) is a leading global agribusiness and food company operating in over 40 countries with approximately 32,000 employees. Bunge buys, sells, stores and transports oilseeds and grains to serve customers worldwide; processes oilseeds to make protein meal for animal feed and edible oil products for commercial customers and consumers; produces sugar and ethanol from sugarcane; mills wheat, corn and rice to make ingredients used by food companies; and sells fertilizer in South America. Founded in 1818, the company is headquartered in White Plains, New York.

Non-GAAP Financial Measures

To supplement its reporting of financial measures determined in accordance with GAAP, Bunge utilizes certain non-GAAP financial measures in this press release, including forecasted EBITDA, EBITDA transaction multiples, and cash accretion. EBITDA and the EBITDA multiples refer to Loders’ earnings before interest, taxes, depreciation and amortization; and cash accretion reflects the expected impact of the transaction on our earnings, excluding step-up amortization. The EBITDA multiples and cash accretion measures also exclude estimated transaction costs. Management believes this information is useful to investors for their independent evaluation and understanding of the transaction with Loders. This information is provided only on a non-GAAP basis without a reconciliation of these measures to the mostly directly comparable GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments that could be made for items such as foreign exchange effects, mark-to-market adjustments, transaction and integration costs, restructuring costs, timing of capital expenditures and other items. These items depend on highly variable factors, many of which may not be in our control, and which could vary significantly from future GAAP financial results.

The non-GAAP financial measures described above are in addition to, and not meant to be considered superior to, or a substitute for, financial measures prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this announcement may not be comparable to similarly titled measures reported by other companies.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward-looking statements include, among others, statements regarding the expected synergies and other benefits of the acquisition, anticipated financial results, expected sources of financing, prospective business performance and opportunities, regulatory and other approvals, expected credit ratings and the anticipated timing of completion of the transaction. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could affect our business and financial performance: the timing to consummate the acquisition; the ability and timing to obtain regulatory and other approvals and satisfy other closing conditions; the ability to effectively integrate the acquired business and obtain cost savings and other synergies within expected timeframes; higher than expected operating costs and potential business disruption; how customers, suppliers and employees will react to the transaction; industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business; fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances, including this acquisition; our ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; our ability to retain key employees and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Investor Contact: Mark Haden Bunge Limited 914-684-3398 mark.haden@bunge.com	Media Contact: Susan Burns Bunge Limited 914-684-3246 susan.burns@bunge.com